Income Taxes - Schedule of Reconciliation of U.S. Federal Statutory Rate to Effective Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Federal statutory income tax rate	21.00%	21.00%
State taxes, net of federal benefit	2.20%	6.30%
Research tax credits	2.20%	2.50%
Other	(3.00%)	(0.10%)
Increase in deferred tax asset valuation allowance	(22.40%)	(29.70%)
Effective income tax rate	0.00%	0.00%